SUPPLEMENT DATED SEPTEMBER 11, 2014

 FIRST INVESTORS EQUITY FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 31, 2014

In the Statement of Additional Information Part-II under “Additional Information Concerning Purchases, Redemptions, Pricing, and Shareholder Services” under the heading “Additional Information About Sales Charge Discounts and Waivers”, the following item is added at the end of the list under “The following sales charge discounts and waivers are also available:”

6.
Participants who were in the City of Torrington Board of Education Retirement Savings Plan as of June 30, 2014 and who were transferred to The Torrington Public Schools 403(b) Retirement Plan as of July 1, 2014 may purchase Class A shares without a front-end sales charge.

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Please retain this Supplement for future reference.

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